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                                                                EXHIBIT 10.9


                                 OFFER TO LEASE


                          RE/MAX REAL ESTATE SERVICES
                           #410-650 West 41st Avenue
                                Vancouver, B.C.
                                    V5Z 2M9


THIS OFFER TO LEASE IS DATED FOR REFERENCE THIS 25TH DAY OF

October, 1995

BETWEEN:

                Sigma Enterprises Ltd.
                                             (Hereinafter called the "Landlord")
AND:
                IKS Canadian Knife & Saw Ltd.

                                             (Hereinafter called the "Tenant")

ADDRESS
OF PREMISES:    211 to 213 - 9780 197B Street, Langley

LEGAL           Strata Lots 11 to 13, District Lot 122, Group 2, N.W.D., Strata
DESCRIPTION:    Plan NW2379.

DEMISED         The Area to be leased by the Tenant from the Landlord shall
AREA:           contain approximately 4,784 square feet more or less as shown on the attached plan and labelled Exhibit "A".


                (the "demised premises")

OUTSIDE         The Tenant acknowledges and agrees that there is to be no
STORAGE:        outside storage of materials or products.


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USE:            The demised premises shall be used for the purpose of storage and manufacturing of circular saws and in a manner not inconsistent with building and/or zoning bylaws.

                The Tenant also represents and warrants that it is not engaged in any manufacturing or process which involves the use of toxic or contaminant which would affect the building in which the demised premises are located or soils conditions.

TERM: The Lease shall be for a term of One (1) year and Three (3) months commencing on the 1st day of November, 1995 and ending on the 31st day of January, 1997.

RENT: The Tenant agrees to pay a net basic rent plus applicable Goods and Services Tax for fifteen (15) months. The basic rent for the demised premises shall be $2,193.00 per month.

                (the "basic rent")

                The rent shall be payable in advance on the FIRST (1st) day of each and every month for the full term of the Lease


ADDITIONAL      This Lease shall be net to the Landlord and each and every
RENTALS:        cost, expense, rate, tax (including, without limitation, GST), or charge in any way related to the demised premises and the Tenant's proportionate share of operating costs, as defined below, shall be borne by the Tenant, without variation, set off or deduction whatsoever, except for such income tax levied on the income of the Landlord and the costs of structural repairs.

                The Tenant is responsible for paying its proportionate share of all property taxes and operating expenses, including, without limitation, building insurance, common area maintenance, landscaping, general maintenance, structural maintenance (excluding inherent structural defects) and property management fees ("operating costs").

                The additional rentals will be estimated and the proportionate share payable by the Tenant shall be that figure which is the direct ratio that the rentable area of the demised premises bears to the total rentable area of the building.

                The additional rentals for 1995 are estimated to be Eight Hundred Thirty Eight DOLLARS and Twenty Four CENTS ($838.24) per month and are payable monthly at the same time as the basic rent.

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                At the end of each accounting year or each TWELVE (12) month period commencing January 1st and ending December 31st, whichever the Landlord shall determine, the Landlord shall reconcile the amount of operating costs. A statement showing these details shall be submitted to the Tenant within a reasonable time of the end of such accounting period stating also the amount of monthly installments for the ensuing accounting year and any required payments or refunds to be made.

UTILITIES:      The Tenant shall pay for all utilities consumed or used in the demised premises during the term of the Lease and during the period that the demised premises are being occupied for the purpose of performing the Tenant's work, as defined below. The obligation of the Tenant to pay for its share of the utilities shall extend to, but not be limited to payment of heat, gas, water, sewer, electrical light and/or power, and other energy and telephone supplied to or used in the demised premises.

INCREASE        If the Tenant's use of the demised premises increases building
BUILDING        insurance, then the Tenant shall be responsible for the said
INSURANCE:      increase.

EXISTING        The Landlord shall ensure that all existing mechanical and
IMPROVEMENTS:   electrical apparatus including but not limited to lighting, lightbulbs, heaters, loading doors, are in normal operating condition upon occupancy.

REPAIRS: The Tenant shall at its sole cost and expense keep in good repair and condition all of the demised premises and every part thereof including without limitation all glass within the Leased Premises and all improvements, fixtures and furnishings within.

OCCUPANCY:      The Tenant will have occupancy of the demised premises on
                November 1, 1995.

OPTION          The Tenant when not in default hereunder shall have One (1)
TO RENEW:       further One (1) year option to renew, under the same terms and conditions as herein contained and at the same base rate of $2,193.00 per month.

                If the tenant exercises this option to renew, the Tenant shall notify the Landlord in writing at least Three (3) months prior to the expiry of the initial term. If the Tenant does not wish to exercise this option to renew, the Landlord may, during the final Three (3) months of the Lease, place a "FOR LEASE" sign on the property and enter the demised premises with prospective Tenants during reasonable hours for the purpose of inspection, with the prior approval of the Tenant, which approval shall not be unreasonably withheld.

LEASE: Upon acceptance of this Offer, the Landlord may provide its lease form which shall include the terms and conditions of this Offer, and the Lease shall be executed by the Landlord and Tenant; otherwise, this Offer to Lease will be the lease document.

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EXTERIOR                The Tenant shall have the Landlord's permission to
SIGN                    supply and install sign identification, the design and
IDENTIFICATION:         location of which shall be subject to the approval of
                        the Landlord, said approval not to be unreasonably withheld, and subject to Municipal Bylaws and Regulations.

                        At the end of the Lease term the Tenant, at the Tenant's expense, shall remove all sign identification, and make good any damage as a result of such removal.

SUBORDINATION:          This offer and any Agreement or Lease made pursuant
                        hereto and all rights of the Tenant hereunder shall be subject and subordinate to all mortgages or other security taken by lending institutions, now or hereafter existing.

PARKING: The Tenant to have exclusive use of six (6) parking stalls for the Tenant's employees and customers as shown in Exhibit "A".

ASSIGN OR               The Tenant shall not assign or sublet the demised
SUBLET:                 premises or any portion thereof without the Landlord's
                        written approval, such approval not to be unreasonably withheld.

TENANTS                 The Landlord will allow the Tenant to make alterations
ALTERATIONS:            to the demised premises to the Tenant's mode of
                        business, provided that the Tenant receives the Landlord's prior written approval for said alterations and approval by the Landlord of the Tenant's contractor.
                        Said approval shall not be unreasonably withheld.

                        The Tenant agrees to construct all improvements to typical construction standards in a good and workmanlike fashion and conforming to all applicable and relevant codes and bylaws.

                        The Tenant will allow reasonable access to the Landlord or the Landlord's representative to inspect the work in progress.

TENANT'S                The Landlord hereby agrees to permit the Tenant to
LEASEHOLD               carry out, at the Tenant's expense, the following
IMPROVEMENTS:           Leasehold Improvements:

                                1)  install a pit, 5 feet long X 4.5 feet deep
                                    X 16 inches wide, in the warehouse area. At the end of the lease, the pit will be filled in and the concrete floor put back to its original condition.
                                2)  Nil

DEPOSIT: Upon one business day of acceptance of this Offer to Lease a rental deposit of Five Thousand Five Hundred Eighty Nine DOLLARS and Ninety Four CENTS ($5,589.94) is payable by certified cheque or bank draft to Re/Max Real Estate Services "in trust". The deposit shall be retained and applied as rent for the FIRST (1st) and LAST months Basic Rent and the FIRST (1st) months Common Area Cost due to under the Lease plus applicable Goods and Services Tax (G.S.T.). If the Tenant fails to execute and deliver the above mentioned Lease within the above mentioned commencement date, the Tenant shall forfeit the deposit as liquidated damages.


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                The Deposit is made up as follows:

                        - First (1st) month's rent                  $2,193.00
                        - Last month's rent                         $2,193.00
                        - First (1st) month's Common Area Costs     $  838.24
                        - Seven percent (7%) G.S.T.                 $  365.70

                        - TOTAL DEPOSIT                             $5,589.94

NO              Tenant acknowledges that the demised premises are leased
REPRESENTATION: accepting all zoning and other land use restrictions, and it is the Tenant's sole obligation to ensure that the intended use is permitted. There have been no representations or Agreements made by the Landlord or the Agent in any respect other than contained in this agreement.

TRANSFER        This Offer to Lease shall not be assignable or otherwise
OF AGREEMENT:   transferable by the Tenant.

TIME OF         Time will be of the essence of the Offer.
ESSENCE:

OFFER FOR       This Offer to Lease, or Counter-Offer, will be open for
ACCEPTANCE:     acceptance until 4:00 o'clock p.m. on October __, 1995 and upon acceptance of the Offer to Lease, or Counter-Offer, by accepting in writing and notifying the other party of such acceptance there shall be a binding Agreement to Lease on the terms and conditions set forth.

                If the Tenant fails to take occupancy hereunder, the deposit shall be forfeited, but the Landlord shall also be entitled to sue for damages in connection with any breach by the Tenant.

COMMISSION      The Landlord hereby agrees to pay its agent, the Listing
PAYABLE BY      Broker, a commission equal to One (1) month's basic rent along
THE             with any Applicable Goods and Services Tax (G.S.T.). Upon
LANDLORD:       the date set for occupancy or upon execution of the Lease, whichever occurs first, the commission and G.S.T. is then due and payable and may be deducted from the deposit, with any remaining balance to be paid forthwith to the Landlord.

ACCEPTANCE      Acceptance of this Offer may be communicated by facsimile
OF OFFER BY     transmission of an accepted Offer or by delivery of such
FAX:            facsimile without limiting other methods of communicating
                acceptance available to the parties.

AGENCY          See Exhibit "B".
DISCLOSURE:


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DATED AT Langley, B.C. THIS             DAY OF October, 1995.

                                )       IKS CANADIAN KNIFE AND SAW LTD.
                                )
                                )
                                )
________________________________)       Per:_________________________________
Witness                                 Tenant



RECEIPT OF THE ABOVE MENTIONED DEPOSIT IS HEREBY ACKNOWLEDGED BY THE UNDERSIGNED LISTING BROKER:

RE/MAX REAL ESTATE SERVICES             Per:_________________________________
                                        John H. Lee
Listing Broker


DATED AT PORT COQUITLAM, B.C. THIS             DAY OF October, 1995.

                                )       SIGMA ENTERPRISES LTD.
                                )
                                )
                                )
________________________________)       Per:_________________________________
Witness                                 Landlord

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                                  EXHIBIT "A"

ATTACHED HERETO AND FORMING PART OF THE OFFER TO LEASE DATED October 25, 1995 BETWEEN Sigma Enterprises Ltd., AS LANDLORD, AND IKS Canadian Knife and Saw Ltd., AS TENANT.

                                   [DIAGRAM]



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                                  EXHIBIT "B"

ATTACHED HERETO AND FORMING PART OF THE OFFER TO LEASE DATED October 25, 1995 BETWEEN Sigma Enterprises Ltd., AS LANDLORD, AND IKS Canadian Knife and Saw Ltd., AS TENANT

                         LIMITED DUAL AGENCY AGREEMENT
(CONSENT TO AGENT ACTING FOR BOTH TENANT AND LANDLORD AND TO LIMITING THE SCOPE OF THE AGENCY RELATIONSHIP)

BETWEEN:        RE/MAX REAL ESTATE SERVICES
                JOHN H. LEE                                ("AGENT")

AND:            IKS CANADIAN KNIFE AND SAW LTD.            ("TENANT")

AND:            SIGMA ENTERPRISES LTD.                     ("LANDLORD")

RE:             211 TO 213 9780 197 B STREET, LANGLEY      ("PROPERTY")

Now therefore in order to facilitate the Lease of the Property the Tenant, the Landlord, and the Agent hereby acknowledge and agree each with the other as follows:

1. The Tenant and the landlord acknowledge and agree that it is not a breach of duty to either of them for the Agent to act as agent for both the Tenant and the Landlord and they hereby authorize and consent to the Agent acting for both the Tenant and the Landlord as a limited dual agent with respect to the purchase and sale of the Property.

2. Any previous agreements entered into between the Agent and either the Tenant or the Landlord and the agency duties created by such agreements are hereby modified by this Agreement and shall continue in full force and effect except as modified herein. In the event of conflict the provisions of this Agreement will apply.

3. The Tenant and the Landlord acknowledge and agree that with respect to the purchase and sale of the Property the Agent and its salespersons will be the agent for both the Tenant and the Landlord and will represent both parties as a limited dual agent with the following changes and limitations to its duties as agent:

        a) the Agent will deal with the Tenant and the Landlord impartially:

        b) the Agent will have a duty of disclosure to both the Tenant and the Landlord except that:

                i) the Agent will not disclose that the Tenant is willing to pay a price or agree to terms other than those contained in the Offer, or that the Landlord is willing to accept a price or terms other than those contained in the Listing;

               ii) the Agent will not disclose the motivation of the Tenant to buy or the Landlord to sell unless authorized by the Tenant or the Landlord;

              iii) the Agent will not disclose personal information about either the Tenant or the Landlord unless authorized in writing;

        c) without limiting 3(b) the Agent will disclose to the Tenant defects about the physical condition of the Property known to the Agent.

4. The Tenant and Landlord have both received and read the Real Estate Board of Greater Vancouver Brochure "Working With an Industrial Commercial Investment Real Estate Agent".

SIGNED, SEALED AND DELIVERED THIS __ DAY OF October, 1995

RE/MAX REAL ESTATE SERVICES                 JOHN H. LEE
                                            AGENT PER SALESPERSON

IKS CANADIAN KNIFE AND SAW LTD.


------------------------------              -----------------------------------
TENANT(S) SIGNATURE                         WITNESS TO TENANT(S) SIGNATURE(S)


SIGMA ENTERPRISES LTD.

------------------------------              -----------------------------------
LANDLORD(S) SIGNATURE                       WITNESS TO LANDLORD(S) SIGNATURE(S)


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